EXHIBIT 32.1

                           Section 1350 Certification

         I, Edward Sanders, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Pashminadepot.com, Inc. on Form 10-Q for the period ended August 31, 2008 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Pashminadepot.com, Inc.

September 22, 2008                          By: /s/ Edward Sanders
                                                ------------------
                                            Edward Sanders,
                                            Principal Executive Officer and
                                            Principal Financial Officer

[A signed original of this written statement required by Section 906 has been provided to Pashminadepot.com, Inc. and will be retained by Pashminadepot.com, Inc. and furnished to the United States Securities and Exchange Commission or its staff upon request.]